Is Cell Therapy in China an
Opportunity?
1
William Cao, PhD, BM
Member, Expert Committee of Regenerative Medicine and Cell Therapy Clinical Application,
Chinese Medical Doctor Association (CMDA)
President, COO, Cellular Biomedicine Group Inc. (CBMG)
2/19/13
The 8th Annual Stem Cell Summit
New York
February 19, 2013

2/19/13
2
William Cao, PhD, BM
President, COO, Cellular Biomedicine Group Inc.
(CBMG)
Member, Expert Committee of Regenerative
Medicine and Cell Therapy Clinical Application,
Chinese Medical Doctor Association (CMDA)

Chinese Medical Doctor Association (CMDA)   Invitation letter electing Dr Cao as member of CMDA

3
1. China’s tremendous medical market
2. Government is very supportive
3. Regulatory maturation and outlook
4. What should we do?
To Discuss
2/19/13

China’s Tremendous
Medical Market
2/19/13
4

7 Million Deaths a Year Caused by Chronic Diseases in China

Other
17%
Cardiovascular
19%
Diabetic
12%
COPD
18%
Cancer
34%

2/19/13

5

Demand for new therapies

2/19/13
6
REGULATION	Autologous cell therapies are regulated as medical technology
DUPLICATION	Technology that has already passed Phase II Clinical Trials with US FDA has the potential to be granted the same status in China with relative ease
FASTER PATIENT RECRUITMENT	China has much larger patient base
BETTER PATIENT COMPLIANCE	Chinese patients typically more compliant with trials. Clinical Trial SOPs equivalent to USA
SHORTER CLINICAL PATHS	Shortened clinical pathways exist in China for autologous cell- based therapies, thus greatly reducing the risk of time-to- money.
HIGH CAPITAL EFFICIENCY	Demonstrated very high capital efficiency in operations - a fraction of the cost and 3 times translation speed in comparison to similar trials in US, enabling multiple trials with limited capital.
The China Advantage

Stem Cell Technology is
One of the Key Tasks of
China’s National Science & Technology
Development Long Term Plan
2/19/13
7

中华人民共和国中央人民政府
The Central People's Government of the People's Republic of China
www.GOV.cn

陈竺、马晓伟在2009年全国医政工作会议上的讲话

（三）规范医疗技术临床应用，逐步建立专科医师准入制度。

卫生部要在全国建立医疗技术准入和管理制度，对医疗技术实行分级分类准入和管理，建立统一的手术分级管理制度，对神经血管介入、干细胞移植、人工关节植入等重点技术组织实施准入管理。各地要根据卫生部医疗技术临床应用管理有关规定，组织、指导做好本辖区医疗技术准入和管理工作。与医疗技术管理密不可分的是专科医师准入管理。卫生部将在已经开展的口腔、骨科、儿科、眼科4个专业专科医师准入试点的基础上，研究制定我国专科医师管理有关政策，逐步建立专科医师准入制度，提高医疗技术专科服务能力和水平。

2009-2-19 - Health Reform Speech by Chen Zhu, China’s Health Minister,
2009 National Medical Affairs work conference
http://www.gov.cn/gzdt/2009-05/19/content_1319064.htm
Government Support
“Need to implement new
medical technology
classifications for….stem cell
transplants…”
2/19/13
8

中华人民共和国科学技术部

The Ministry of Science and Technology of the People's Republic of China

[放大字体] [缩小字体] [打印] [发送] [我要纠错] [关闭窗口] www.most.gov.c

科技部门户 > 科技部工作

科技部与美国加州签署干细胞联合研究谅解备忘录

科技部门户网站 www.most.gov.cn 2009年10月27日 来源：科技部

中国科技部万钢部长一行于10月18日访问了位于旧金山的美国加利福尼亚州再生医学研究院。国际合作司靳晓明司长与Alan Trounson院长分别代表中国科技部与美国加利福尼亚州再生医学研究院签署《干细胞研究联合资助计划谅解备忘录》。根据该备忘录，双方将共同出资支持两国在干细胞领域的合作研究项目。

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版权所有:中华人民共和国科学技术部

地址：北京市复兴路乙15号 | 邮编：100862 | 地理位置图 | | ICP备案序号：京ICP备05022684

China and California Announce Collaboration to Advance Stem Cell Research toward Cures

San Francisco, Ca., October 19, 2009—The California Institute for Regenerative Medicine (CIRM), the state's stem cell agency, and the Chinese Ministry of Science and Technology (MOST) signed an agreement yesterday to collaborate on stem cell research.

The agreement was signed at CIRM headquarters by Jin Xiaoming, MOST's Director General for its Department of International Cooperation, and Alan Trounson, President of CIRM.

Given the considerable investment that both CIRM and MOST are making in stem cell research, the two agencies expect to create synergies by making it easier for Chinese and Californian scientists to form collaborative teams.

"Our collaboration will benefit patients in our countries and patients around the globe," said Wan Gang, Minister, MOST. " We should be aware that stem cell research will require a long-term effort and basic research to address unanswered questions. When we move to medical therapies it must be with the highest standards."

2009-10-18 - China’s Ministry of Science and Technology signs MOU with
CIRM for joint research of stem cells
Government Support
http://www.cirm.ca.gov/about-cirm/newsroom/press-releases/10192009/china-and-california-announce-collaboration-advance-stem
“China has made a major commitment to
biomedical research, and stem cell
research in particular…China will now join
California in accelerating critical stem cell
research to relieve the suffering of patients
and families throughout the world.”
2/19/13
9

中华人民共和国中央人民政府
The Central People's Government of the People's Republic of China
www.GOV.cn

中华人民共和国和美利坚合众国在京发表联合声明

双方承诺将落实最近签署的《中美两国农业部关于农业合作的谅解备忘录》。

双方同意就卫生健康领域进一步开展联合研究，包括干细胞联合研究等。双方将深化在全球公共卫生领域的合作，包括甲型Ｈ１Ｎ１流感的预防、监控、报告和控制以及禽流感、艾滋病毒及艾滋病、肺结核、疟疾。双方还将加强在食品安全和产品质量方面的合作。

国家主席胡锦涛举行仪式欢迎美国总统奥巴马访华

11月17日上午，国家主席胡锦涛在北京人民大会堂北大厅为美国总统奥巴马访华举行欢迎仪式。新华社记者 李涛 摄

2009-11-17 - Sino-US
Joint Statement
Government Support
Sino-US joint research in
healthcare area, including stem
cells …
2/19/13
10

中华人民共和国中央人民政府

The Central People's Government of the People's Republic of China

www.GOV.cn

网站首页 | 今日中国 | 中国概况 | 法律法规 | 公文公报 | 政务互动 | 政府建设 | 工作动态 | 人事任免 | 新闻发布

当前位置： 今日中国>> 中国要闻

中国政府门户网站 www.gov.cn 2006年02月09日 来源：新华社

【字体：大 中 小】 打印本页 关闭窗口

新华社北京2月9日电

国家中长期科学和技术发展规划纲要

（2006—2020年）

中华人民共和国国务院

目 录

四、重大专项

五、前沿技术

1．生物技术

（1）靶标发现技术

（2）动植物品种与药物分子设计技术

（3）基因操作和蛋白质工程技术

（4）基于干细胞的人体组织工程技术

（5）新一代工业生物技术

As one of the national strategic objectives, Stem Cell Technology was included in the “National Long-Term Scientific and Technological
Development Plan”（2006-2020）
Government Support
In the next 15 years
Science and Technology
Development Plan
Outline, tissue engineering
based on stem cell
technologies is listed as
frontier technology
2/19/13
11

2009-03-02 - MOH issuance of "The Management of Medical Technology Used In Clinical Practice"

卫生部第三类医疗技术临床应用技术审核
当前位置：主页 → 通知
卫生部关于印发《医疗技术临床应用管理办法》的通知
卫医政发〔2009〕18号
各省、自治区、直辖市卫生厅局，新疆生产建设兵团卫生局：
为加强医疗技术临床应用管理，建立医疗技术准入和管理制度，促进医学科学发展和医疗技术进步，提高医疗质量，保障医疗安全，我部组织制定了《医疗技术临床应用管理办法》，现印发给你们，请遵照执行。
二〇〇九年三月二日

中华人民共和国中央人民政府
The Central People's Government of the People's Republic of China
www.GOV.cn
网站首页 | 今日中国 | 中国概况 | 法律法规 | 公文公报 | 政务互动 | 政府建设 | 工作动态 | 人事任免 | 新闻发布
当前位置：首页>> 工作动态>> 部门信息
卫生部公布允许临床应用的第三类医疗技术目录
中央政府门户网站 www.gov.cn 2009年06月11日 来源：卫生部网站
【字体：大 中 小】【E-mail推荐 发送】 打印本页 关闭窗口
卫生部办公厅关于公布首批
允许临床应用的第三类医疗技术目录的通知
我部将根据第三类医疗技术的临床研究进展和临床应用情况，陆续发布允许临床应用的其他第三类医疗技术目录。

Government Regulation
2009-06-11 - MOH announces the
directory of third-class medical
technology allowed in clinical
application
2/19/13
12
Stem cell therapy is
listed as the 3rd
Medical Technology

第三类医疗技术审核申报工作已开始（图文）
————第三类医疗技术审核申报工作研讨会在京召开

2009-10-23 10:51:43 来源：信息部、事业发展部 浏览字体：【大、中、小】

第三类医疗技术审核申报
工作研讨会
中国医师协会
www.cmda.gov.cn

2009年10月22日，卫生部第三类医疗技术审核申报工作研讨会在京召开

第三类医疗技术审核申报工作研讨会在京召开

2010-07-08 10:50:24 来源：事业发展部、信息部 浏览字体：【大、中、小】

CMDA
中国医师协会
www.cmda.gov.cn

中国医师协会殷大奎会长出席会议并讲话

殷大奎会长在会上对与会代表表示感谢并着重指出，

中国医师协会作为本次准入制管理的首批审核机构，

特设立"中国医师协会卫生技术评估(细胞治疗临床应用研究)专项基金"，用以支持在全国开展多中心临床应用循证评价及培训等工作。利用在全国"生物技术诊疗中心网络"把"细胞治疗技术临床应用循证评价研究"课题推广到每一个有临床科研能力和条件的"中心"

2009-10-22 - The meeting of the
third-class medical technology
clinical application
Government Regulation
2010-07-08 - The meeting of the
third-class medical technology
clinical application
2/19/13
13
CMDA is the 1st agency
to approve the 3rd
Medical Technologies

number of trials by countries (top 10)

3%
3%
4%
5%
6%
7%
9%
9%
22%
32%
US (58)
China (40)
Spain (17)
S. Korea (16)
Japan (13)
Iran (10)
Nethderlands (9)
UK (7)
India (6)
Australia (6)

Countries distribution of tracked trials
*Unofficial data collected for Cell therapy clinical trials
2012 report by Alexey Bersenev
2/19/13
14

New Regulation Outlook
- My Interpretation
2/19/13
15

CBMG

卫生部政府信息公开专题
MINISTRY OF HEALTH OF THE PEOPLE'S REPUBLIC OF CHINA
主站首页 | 本站首页 | 机构职能 | 政策法规 | 规划计划 | 行政许可 | 卫生标准 | 卫生统计 | 工作动态 | 通告公告

关于开展干细胞临床研究和应用自查自纠工作的通知

中华人民共和国卫生部 www.moh.gov.cn

卫办科教函〔2011〕1177号

各省、自治区、直辖市卫生厅局、食品药品监督管理局（药品监督管理局），新疆生产建设兵团卫生局、食品药品监督管理局，部直属各有关单位：

为促进干细胞治疗技术科学、有序地发展，规范干细胞临床研究和应用行为，整顿干细胞治疗工作，经研究，卫生部与国家食品药品监督管理局决定开展为期一年的干细胞临床研究和应用规范整顿工作。该工作将分为自查自纠、重新认证和规范管理等阶段。现将自查自纠阶段有关工作通知如下：

一、全国各级各类从事干细胞临床研究和应用的医疗机构及相关研制单位，应当按照《药物临床试验质量管理规范》和《医疗技术临床应用管理办法》要求，开展干细胞临床研究和应用项目（暂不包括未经体外处理的骨髓移植）自查自纠工作，认真总结已经和正

Government Regulation
Good News! New Regulation on Stem Cell Therapies
2/19/13
16

2/19/13
17
Cell therapies are classified and regulated as
 following:
• Somatic cell therapies, autologous stem cell
 therapies are classified as the 3rd Medical
 Technology: IRB review, plus two phases trials,
 safety and efficacy. Applied for somatic cell
 therapies, autologous stem cell therapies.
• Allogeneic stem cells are classified as drugs:
 much more stringent clinical trials, including
 preclinical study, more stringent IRB review, 3
 phases clinical trials.
New Regulation Outlook

New Regulation Outlook
Cell therapy technologies are likely to be
 regulated according to 3 categories:
2/19/13
18
Regular cells
Autologous
 stem cells
Allogeneic
 stem cells
CMDA etc
MOH
SFDA
Med Tech
Med Tech
Drug

What Should We Do?
2/19/13
19

CBMG Business Model as Example
CBMG has built the first stage of a comprehensive platform that can support multiple cell lines with multiple partners.
Therapies developed fit China’s patient profile

We in-house develop, in-license technologies. We establish JVs with partners. We own trials and clinical protocols.
Multiple inflection points exist for each platform as therapies enter into clinical use
Autologous cell therapies are regulated as medical technology
Build satelite GMP laboratories in large strategic cities
Actively contribute in regulatory guidelines

CBMG

Clinical Protocols
Centralized Regional Manufacturing Facilities
Future Partner

21
CBMG Business Model:
Translational Platform in China
• Principal Investigators
• Expert Group
• Ethic Committee
• Hospital Authorities
• MOH, SFDA
• Regulators
• Pricing Bureau
• Insurance Co
• CROs
• External Labs
Clinical Trials
• Quality Standard
• Regional GMP labs
• Safety
• Cost
• Suppliers
• Auditors
R & D
Lab
Partner
A
JV A
Cell Lab
Partner
C
Licensed
Cell Line
Partner
B
JV B
Cell Lab
Partner
D
Licensed
Cell Line
Cell Products
& Therapies
Regional
Hospitals &
Patients

22
THANK YOU
2/19/13
William.cao@cellbiomedgroup.com